Exhibit 99.1 Developing Innovative Medicines to Treat Urothelial Cancers March 2024 For investor audiences only. Not for promotional use with healthcare professionals.

Forward-Looking Statements

This investor presentation contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including, without limitation: the estimated addressable patient population and market and revenue opportunity for *JELMYTO* in LG-UTUC, UGN-102 in LG-IR-NMIBC, and UGN-301 in HG-NMIBC; the potential of UroGen's proprietary RTGel® technology platform to improve therapeutic profiles of existing drugs to advance the treatment of specialty cancers and urologic disease; the expectations regarding the annual and long-term growth of *JELMYTO* revenue; expected revenue trends for *JELMYTO*; UroGen's pipeline supporting long-term sustainable growth; the potential of *JELMYTO®*, UGN-102, and UGN-301 to transform the treatment paradigm in LG-UTUC, LG-IR-NMIBC, and HG-NMIBC, respectively; the clinical results from ATLAS and ENVISION providing optimism for potential FDA approval of UGN-102; the Company's pending patent applications, may not be successful and in such event the duration of our intellectual property protection would be more limited; the potential advantages of the antegrade administration of *JELMYTO*; the potential prescriber behavior, expected interest in prescribing as well as growing awareness and adoption of JELMYTO; the expectation that UGN-102 will be a significant driver of UroGen's future growth; the potential of UGN-102 to be the first non-surgical chemoablative therapy in LG-IR-NMIBC; the potential advantages of UGN-102 over TURBT; plans to submit an NDA for UGN-102 to the FDA in 2024; the expectation of ENVISION duration of response data in 2Q 2024; the expectation of safety and dosing data from the first arm evaluating UGN-301 as monotherapy in mid-2024; UroGen priorities including the advancement of pre-commercial activities for UGN-102, plans for capital preservation, use of sales strategy to accelerate *JELMYTO* adoption, a focus on urologic oncology expertise, and focus on UGN-301 as monotherapy and combination therapy to advance immune-oncology pipeline; the importance of and operational efficiencies created by the 2022 label update that extended the stability period for *JELMYTO* admixture and its potential to reduce operational hurdles to uptake upon launch of UGN-102; confidence in the future of JELYMYTO; the potential that *JELMYTO* is adopted as a standard of care; the interpretation and summary of results of OLYMPUS Phase 3, OPTIMA Phase 2b, ATLAS, and ENVISION trials; the size and importance of the shared *JELMYTO* and UGN-102 prescriber base; and the encouraging effects of combining UGN-301 with UGN-201 (UGN-302). These statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to: the timing and success of clinical trials and potential safety or other complications encountered therein; results from prior or ongoing clinical trials may not be indicative of results that may be observed in the future; unforeseen delays that may impact the timing of progressing clinical trials and reporting data; potential prescriber behavior is based on preliminary feedback that may change as a result of new data, labeling limitations, or other factors; the ability to obtain regulatory approval within the timeframe expected, or at all; the ability to maintain regulatory approval; complications associated with product development and commercialization activities; the labeling and packaging for any approved product; the scope, progress and expansion of developing and commercializing UroGen's product and product candidates; the size and growth of the market(s) therefor and the rate and degree of market acceptance thereof vis-à-vis alternative therapies; RTGel technology may not perform as expected and UroGen may not successfully develop and receive regulatory approval of any product candidate beyond *JELMYTO* that incorporates its RTGel technology; and UroGen's ability to attract or retain key management, members of the board of directors and personnel. In light of these risks and uncertainties, and other risks and uncertainties that are described in the Risk Factors section of UroGen's Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 14, 2023, and other filings that UroGen makes with the SEC from time to time (which are available at http://www.sec.gov), the events and circumstances discussed in such forward-looking statements may not occur, and UroGen's actual results could differ materially and adversely from those anticipated or implied thereby. Any forward-looking statements speak only as of the date of this presentation and are based on information available to UroGen as of the date of this presentation.

For investor audiences only. Not for promotional use with healthcare professionals.

Successful Commercial Product: UroGen is pioneering JELMYTO is the first and only FDA-approved non-surgical new therapies to treatment for patients with LG-UTUC meet the unique needs of patients Late-Stage Clinical Asset: with urothelial UGN-102 being developed as a minimally invasive, non-surgical option that has the potential to set the new standard of care for LG- cancers by utilizing IR-NMIBC. Clinical NDA submission planned for 2024. 10x larger proprietary potential patient population than LG-UTUC. technology to potentially enhance Immuno-Oncology Pipeline: UGN-301 is an anti-CTLA 4 monoclonal antibody for monotherapy proven and novel and combination intravesical solution for use in high grade NMIBC medicines and deliver them aligned with the way Urologists Strong Balance Sheet: $154 million in cash at September 30, 2023 practice

Invasive and Radical Surgery is the Standard of Care in Urothelial Cancers Urothelial cancers are challenging to treat: Resulting in: Repetitive risky surgeries Intolerance of Anatomical foreign materials barriers in the urinary tract Lost kidneys and organs Increased risk of morbidity in The urinary tract is designed to void, which poses elderly patients challenges including limited dwell time for chemotherapies and other therapies delivered to the bladder.

® RTGel Proprietary Reverse-Thermal Hydrogel Technology Uniquely Designed to Allow for Local Delivery of Medicines Increases dwell time and exposure of active drugs Potentially improves the therapeutic RTGel exists as a liquid effects of existing products at lower temperatures and converts to gel from at body temperature. Leverages physiologic flow of urine to provide natural exit from the body

Unlocking A Strong Foundational Pipeline Supporting Long-Term Sustainable Growth

JELMYTO
(UGN-101)

~6K – 7K
addressable U.S. population

$700M Market

Low-grade Upper Tract Urothelial Carcinoma (LG-UTUC)

UGN-102
Phase 3

~82,000
addressable U.S. population

$3B+ Market

Low-Grade Intermediate Risk Non-Muscle Invasive Bladder Cancer (LG-IR-NMIBC)

UGN-301
Phase 1

~18,700
addressable U.S. population[1]

$2B+ Market

High-Grade Non-Muscle Invasive Bladder Cancer (HG-NMIBC)

1. SEER*Stat Database (2019) Surveillance Research Program; Curr Urol Rep (2016) 17: 68; Ther Adv Urol. 2012 Feb; 4(1): 13–32; UroGen Market Research.

Changing the Treatment Paradigm for Urothelial Cancers JELMYTO (UGN-101)

LG-UTUC Is a Rare Disease that Recurs Often 6,000-7,000 2,800-3,200 3,000-4,000 ELIGIBLE PATIENTS IN THE 1 2 Newly Diagnosed Recurrent Patients U.S. ANNUALLY, INCLUDES: Treatment Options Treatment Options RNU RNU Additional Endoscopic Endoscopic Management Management 70%-80% UC is the costliest cancer in the U.S. healthcare of LG-UTUC patients ultimately 4 system on a per-patient basis 3 receive nephroureterectomies 1. Upfill-Brown 2018, 2. Cutress 2012, 3. Grasso et al. (2012) BJU International, 4. Yeung et al. (2014) Pharmacoeconomics RNU = radical nephroureterectomy

JELMYTO First & Only FDA-Approved Non-Surgical Treatment for Patients with LG-UTUC 1 Clinically Meaningful OLYMPUS Phase 3 Data 2 Complete Response Rate at 3-months 58% Durability of Response at 12-months by 82% 2 KM estimate Median Durability of Response (14.6 to 47.6 29 months 3,4 months) data from long-term follow-up study 1. Important Safety Information and the full Prescribing Information available at https://www.urogen.com/download/pdf/jelmyto_prescribing.pdf 2. Matin, Surena F. J Urol. 2022 Apr;207(4):779-778 3. Pierorazio, Philip M. Long-term outcomes of treatment with UGN-101. SUO 2022, #158 4. Limitations of long-term follow-up study include N=16. Please refer to the referenced citations for disclosures of such limitations.

JELMYTO Revenue Trend Reflects Long-term Growth Observed QoQ Variability Is Expected with Summer/Holiday Seasonality Annual JELMYTO WW Revenues ($MM) Quarterly JELMYTO WW Revenues ($MM) $100 $25 $86.0 $21.1 $20.9 2023 full-year $20 $80 revenue $18.2 $76.0 guidance $17.2 $16.6 $16.2 $16.1 $64.5 $15 $60 $13.6 $13.0 $48.1 $11.4 $10 $40 $8.0 $7.5 $5 $3.5 $20 $11.9 $0.4 $0 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q $0 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2020 2021 2022 2023

Changing the Urologic Cancer Landscape Post Launch

Growing Awareness and Adoption of JELMYTO Supports Use of RTGel®-based Therapies in Urology

Patient Identification & Adoption

- **1,088**
  practices/hospitals activated[1]

- 
~70%

  Expected interest in prescribing JELMYTO over next 12 months[2]

Reimbursement

- Permanent J code effective January 1, 2021 to standardize and facilitate reimbursement; ASP +6% implemented

- Majority of large commercial plans have policies in place, covering over 150 million lives

- **≥96%**
  Positive reimbursement across all payer types[1]

Demonstration of Strong Support from Urologists

- **296 accounts**
  have treated more than one patient[1]

- High repeat use and awareness

1. Numbers as of November 1, 2023
2. UroGen market research, 91 urologists surveyed who are not currently prescribing JELMYTO (July 2022)

Growing Body of Real-World Evidence Supports Use Case for JELMYTO*

Data From 2+ Years In Market Reinforces JELMYTO Efficacy and Safety

- Independent Multicenter Reviews Support JELMYTO Real-World Effectiveness, Including as a Chemoablative Agent and Treatment of Residual Disease Following Endoscopic Resection
- Evaluated Outcomes in Range of Tumor Types; Evidence for Favorable Response in Patients with Low-Volume Residual Disease
- Varied Practice Patterns, with Antegrade Method of Administration via Nephrostomy Tube Shown as Viable

Select Results

69% CR

When JELMYTO treated residual disease following laser ablation (overall CR 59% in OLYMPUS)

23% Ureteric Stenosis

As compared to 44% in OLYMPUS. ~1/2 of patients were treated with antegrade administration.

Woldu, et al. Early Experience with UGN-101 for the Treatment of Upper Tract Urothelial Cancer – A MultiCenter Evaluation of Practice Patterns and Outcomes. *Urol Oncol.*

*Real world retrospective studies have inherent evidentiary limitations. Please refer to the referenced citations for disclosures of such limitations.

UGN-102: Anticipated Primary Driver of UroGen Future Growth UGN-102 Potential to Transform the Treatment Paradigm in Low-Grade Intermediate Risk Non-Muscle Invasive Bladder Cancer (LG-IR-NMIBC)

UGN-102 Potential to be the First Non-Surgical Chemoablative Therapy in Low-Grade Intermediate Risk Disease

Low-grade IR NMIBC

Issue: chronic recurrence; rarely progresses to high-grade disease

SOC: repetitive TURBT

Newly diagnosed: ~22K/year

Recurrent: ~60K/year

Limited competition: UGN-102 is furthest along in clinical development as a non-surgical chemoablative therapy

BCG is not widely used in low-grade disease

VS

High-grade NMIBC

Issue: progression, metastasis & death

SOC: TURBT, BCG, radical cystectomy, clinical trials

Incidence: ~25K

BCG-refractory: 18.7K

Clinical trials ongoing in BCG-refractory populations.

Significant unmet need given low response rates and durability

Goal is to avoid radical cystectomy

1. ACS Cancer Facts & Figures 2023 2. SEER, AUA/SUO joint guideline 3. Babjuk et al. European Urology (2019), Simon (2019),

Bladder Cancer Treatment Algorithm


TURBT
LOW RISK
INTERMEDIATE RISK
HIGH RISK
Solitary Primary Low-grade Ta
Single immediate chemotherapeutic instillation
Observations
Recurrence
TURBT
Multiple or recurrent low-grade tumors
Chemotherapy
BCG + Maintenance
Recurrence/Progression
TURBT
Any T1 and/or G3 and/or CIS
BCG + Maintenance
Recurrence/Progression
Radical Cystectomy

Brausi et al. JUrol; December 2011. DOI:10.1016/j.juro.2011.07.076

UGN-102 Focus on Improving Patient Outcomes with Noninvasive, Durable Option for LG-IR-NMIBC 1 ~82,000 patients in the U.S. annually INTERMEDIATE RISK (IR) PATIENTS ARE CHARACTERIZED BY 1-2 OF $3B+ 4 THE FOLLOWING : Market 60,000 Multiple tumors 1,2,3 Recurrent Patients A low-grade solitary tumor >3 cm Recurrence of LG NMIBC within one 22,000 year of the current diagnosis 1,2,3 New Patients 1. ACS Cancer Facts & Figures 2023 2. SEER, AUA/SUO joint guideline 3. Babjuk et al. European Urology (2019), Simon (2019), 4. Tobert et al Urology (2019), Rhijn et al Nature Urology (2016), 4. Bryan et al Ann R Coll Surg Engl (2010) *Adjuvant chemotherapy only used in 0-30% of U.S. eligible population TURBT = trans urethral resection of bladder tumor

NMIBC Patients Can Find Themselves in a Frustrating Cycle of Treatment

~68%

of recurrent patients **have 2 or more recurrences**[1]

~23%

of recurrent patients **have 5 or more recurrences**[1]

~82,000

addressable LG-IR-NMIBC patients[2-5]

1. Babjuk et al. European Urology (2019), Simon (2019), UroGen projections based on SEER (2016 2. Cancer Stat Facts: Bladder Cancer. National Cancer Institute Surveillance, Epidemiology, and End Results Program. Accessed July 10, 2023. https://seer.cancer.gov/statfacts/html/urinb.html 3. Chevli KK, Shore ND, Trainer A, Smith AB, Saltzstein D, Ehrlich Y, Raman JD, Friedman B, D'Anna R, Morris D, Hu B, Tyson M, Sankin A, Kates M, Linehan J, Scherr D, Kester S, Verni M, Chamie K, Karsh L, Cinman A, Meads A, Lahiri S, Malinowski M, Gabai N, Raju S, Schoenberg M, Seltzer E, Huang WC. Primary Chemoablation of Low-Grade Intermediate-Risk Nonmuscle-Invasive Bladder Cancer Using UGN-102, a Mitomycin-Containing Reverse Thermal Gel (Optima II): A Phase 2b, Open-Label, Single-Arm Trial. J Urol. 2022 Jan;207(1):61-69. doi: 10.1097/JU.0000000000002186. Epub 2021 Aug 26. PMID: 34433303; PMCID: PMC8667793. 4. Babjuk et al. European Urology (2019), Simon (2019), 5. Simon M, Bosset PO, Rouanne M, et al. Multiple recurrences and risk of disease progression in patients with primary low-grade (TaG1) non–muscle-invasive bladder cancer and with low and intermediate EORTC-risk score. Real FX, ed. PLOS ONE. 2019;14(2):e0211721. doi:https://doi.org/10.1371/journal.pone.0211721

UroGen Pharma

Patient Populations with Expected Rapid Adoption of UGN-102 1 Multiple recurrences In a recent survey, 92% of Urologists stated they 3 would used UGN-102 1 Surgically ineligible 1. Areas of greatest unmet need, Qualitative in-depth interviews fielded 2 September 2019 (N = 19 UROs, 8 patients) Early recurrences 2. Highest likelihood of use, Quantitative surveys fielded September 2023 (N = 111) 3. Based on survey conducted by UroGen in Q3 2023 of 111 board- certified urologists. Vendor IQVIA

ENVISION Patient Experience was Positive Impact to Daily Life Patient Preference TURBTs impacted daily activities for about one week The majority of patients reported they would recommend UGN-102 to UGN-102 didn’t affect daily other patients, citing: responsibilities for most patients • Lack of disruption to daily life Unmet Need • Less invasive • Less painful • Less time-consuming Nearly all patients felt strongly that a • No post-op catheter non-surgical treatment would be preferable to surgery Work conducted by UNC-Chapel Hill faculty (Stover AM and Smith AB) who interviewed patients with NMIBC (N=31) participating in the Phase 3 ENVISION trial. . Paper in progress.

UGN-102: Leveraging Similarities with Distinct Advantages ® JELMYTO & UGN-102 UGN-102 ® • RTGel & mitomycin • 10x larger potential formulations patient population ® • Mitomycin RTGel • Simpler administration combinations UGN-102 to bladder than to upper tract • Similar diseases at a genetic & mutational JELMYTO • Routine procedure in driver level clinic that urology offices & UGN-102 are very familiar with • Share a 95% prescriber base • No special equipment like fluoroscopy

Overview of UGN-102 Program ATLAS P3 TRIAL ENVISION P3 TRIAL JULY 2023 LAUNCHED FEB 2021 LAUNCHED MARCH 2022 POSITIVE TOP-LINE RESULTS REPORTED FOR BOTH ATLAS AND ENVISION PHASE 282 242 3 TRIALS Enrolled Patients Enrolled Patients 2023 2024 2022 2018 2021 OPTIMA 2B TRIAL JANUARY 2022 2024 LAUNCHED OCT 2018 RESULTS PROSPECTIVE NDA PUBLISHED FOR SUBMISSION FOR OPTIMA PHASE 2B UGN-102 IN LG-IR- 1 TRIAL NMIBC 63 Enrolled Patients 1 .J Urol. 2022 Jan; 207(1): 61–69.

ENVISION: Summary of Response Rate At 3-Month Disease Assessment UGN-102 (N = 240) n (%) CRR (95% CI) Complete Response Rate Complete Response 190 (79.2) 79.2 (73.5, 84.1) Non-Complete Response 50 (20.8) 79.2% Residual Disease 35 (14.6) Progression to HG Disease 6 (2.5) Indeterminate 4 (1.7) Missing 5 (2.1) UroGen Data on File Summary of Response Rate At 3-Month Disease Assessment

UGN-102 Has Demonstrated Compelling Clinical Results in Both Phase 3 Clinical Trials 4 4 Endpoint ENVISION ATLAS ITT ATLAS Recurrent sub-group Newly diagnosed and Previously diagnosed with prior TURBT recurrent patients with prior TURBT 1 79% 74% vs. 53% 65% vs. 64% Complete Response Rate (CR) at 3-month disease Similar CRR; offers a less invasive assessment option to patients 2 2 66% vs. 40% 80% vs. 68% Duration of Response (DOR) TBD at 12-months following CR HR = 0.34 (66% Risk Reduction) HR = 0.46 (54% Risk Reduction) 3 3 Disease-Free Survival (DFS) 72% vs. 37% 72% vs. 50% at 12-months following N/A randomization HR=0.295 (70% Risk Reduction) HR= 0.45 (55% Risk Reduction) Not reached vs. Not reached vs. Median Disease-Free Survival TBD (DFS) 7.2 months 14.8 months Prasad et al. JURol, 7Aug2023, 1. Complete Response defined as having no detectable disease (NDD) in the bladder at 3-month assessment following treatment UroGen Data on File, Source: Table 14.2.2.2.1a 2. Probability of maintaining a durable response at 12-months post CR by Kaplan-Meier analysis (total of 15 months) 3. Defined as the time from randomization until the earliest date of an event (total of 12-months) 4. Patients in treatment arm received UGN-102 +/- TURBT vs. TURBT alone

Looking Ahead ENVISION DOR data expected in Planned NDA Submission by 2Q 2024 4Q 2024

UGN-103: Next-Generation Novel Mitomycin-Based Formulation POTENTIAL ADVANTAGES Licensing agreement with medac GmbH to commercialize Production a next-generation novel mitomycin-based formulation Combines UroGen’s RTGel® technology with medac’s Supply proprietary mitomycin Cost UroGen plans to initiate a Phase 3 study in 2024 to evaluate UGN-103 in LG-IR-NMIBC Product convenience Potential IP protection until 2041

Expanding to Immuno-Oncology with Potential Monotherapy and Combination Therapy JELMYTO UGN-102 UGN-301 (UGN-101)

Ongoing Multi-arm Phase 1 Trial of UGN-301 (zalifrelimab)

Anti-CTLA4 Antibody for use in High-Grade Bladder Cancer


RECURRENT NMIBC
Arm A
HG Ta &/or CIS or IR LG Ta
Arm B
HG Ta &/or CIS
Arm C
HG Ta &/or CIS
UGN-301 monotherapy
UGN-301 + UGN-201
UGN-301 + gemcitabine
Dose escalation to ID RP2D
Dose escalation to ID RP2D
Dose escalation to ID RP2D

- Phase 1 clinical study **utilizes a Master Protocol, evaluates safety, tolerability and the potential Phase 2 dose** of UGN-301 as monotherapy and in combination with other agents, including UGN-201
- **Safety and dosing data from the first arm evaluating UGN-301** as monotherapy expected mid-2024
- **Initiated combination therapy arms** evaluating **UGN-301 + UGN-201**[1] and **UGN-301 + gemcitabine** in HG-NMIBC Patients

1. UGN-201 is UroGen's proprietary formulation of imiquimod, a toll-like receptor 7 (TLR 7) agonist

Looking Ahead

UroGen Priorities Advance pre-commercial activities for UGN-102 in LG-IR-NMIBC; Data from 12-month durability of response data anticipated in 2Q 2024; prospective NDA submission by 4Q 2024 Accelerate JELMYTO U.S. adoption leveraging adjusted sales strategy Support balance sheet with focus on strategic and $ efficient capital deployment, including prioritization of UGN-102 pre-commercialization and launch plan Evaluate growth-minded business development opportunities with focus on leveraging urologic oncology expertise Advance immuno-oncology pipeline, focusing on UGN-301 as monotherapy and combination therapy 29

Q3 2023 Financial Snapshot Strengthened balance sheet to focus on maximizing shareholder value through disciplined investment supporting clinical and commercial execution $76- $154M $20.9M $120M $86M Cash, cash JELMYTO revenue in Private placement of Full-year 2023 equivalents and Q3 2023 ordinary shares & Jelmyto revenue marketable pre-funded guidance 1 2 securities warrants 1. Cash, cash equivalents, and marketable securities as of 9/30/2023. Excludes restricted cash on Balance Sheet; 2. Gross proceeds of $120 million via private placement of ordinary shares and pre-funded warrants before deducting fees to placement agents and financial advisors and before other expenses paid by UroGen.

Thank You March 2024 For investor audiences only. Not for promotional use with healthcare professionals.

APPENDIX

Extended 96-hour Shelf-Life Increases Operational Efficiencies

September 2022 Label Update Extended Stability Period for JELMYTO Admixture from 8 Hours to 96 Hours

Increased flexibility

- Provides pharmacists more flexibility in handling chilling block and printed product labels
- Flexible scheduling for instillation times benefits both patients and providers
- Rx partners can mix and deliver the prior day

Reduced gaps in treatment availability

- Longer shelf life allows for more drive-time, extending geographic coverage of mixing partners
- Optimizes Territory Business Managers' (TBM) time in field

Expanded future opportunities

- Opportunity to re-engage with prospective customers who have expressed hesitancy due to logistical challenges
- Potentially reduces operational hurdles to uptake upon launch of UGN-102

Confident in JELMYTO’s Future Outlook High Performing and Growing Body of Antegrade Administration JELMYTO 2022 Label Growth in Developing Multicenter Real-World Offers Efficient Mode of Update with Extended Territories Reflect and Long-Term Follow-up Administration and a Shelf Life Increases Potential to Adopt Data Support Use Case Favorable Safety Profile Operational Efficiencies JELMYTO as SOC for JELMYTO and Potentially Reduces Barriers to Uptake

Potential to Unlock a Significant Market Opportunity in a Very Underserved Patient Population

UGN-102
Phase 3

~82,000
addressable U.S. population

$3B+ Market

Low-Grade Intermediate Risk Non-Muscle Invasive Bladder Cancer (LG-IR-NMIBC)

$5B+
combined TAM revenue opportunity in bladder cancer

UGN-301
Phase 1

~18,700
addressable U.S. population[1]

$2B+ Market

Immunotherapy Targeting High-Grade Non-Muscle Invasive Bladder Cancer (HG-NMIBC)

1. SEER*Stat Database (2019) Surveillance Research Program; Curr Urol Rep (2016) 17: 68; Ther Adv Urol. 2012 Feb; 4(1): 13–32; UroGen Market Research.

UroGen Pharma

OPTIMA II Phase 2b Trial Showed Significant Tumor Response and Long-Term Treatment Benefit


UGN-102 Phase 2B OPTIMA Study (LG-IR-NMIBC)[1]
65% CR
at 3-months
72.5%[2]
Duration of Response[2]

These data suggest continued durability in patients treated with UGN-102


OPTIMA II Rollover Study Long-Term Follow-Up Initial Results[3,6]
47%
Continued durable CR[4]
24.4 months
Median Duration of Response[5]

1. Chevli et al. JUrol Jan2022
2. Estimated probability by Kaplan-Meier analysis that a patient will remain in CR at 9-months post CR (12 months after treatment initiation).
3. Chevli et al. Long-Term Outcomes of Treatment with UGN-102 for Primary Chemoablation of LG-IR-NMIBC. Poster presented at: 23rd Annual Society of Urological Oncology (SUO); December 2, 2022; San Diego, CA
4. Continued durable CR beyond 12 months after treatment initiation observed in 7 of 15 evaluable patients who completed the OPTIMA II study and were eligible to participatee in this rollover study.
5. Duration of complete response (10.1 – 30.7 months); median range among 15 evaluable patients
6. Limitations of long-term follow-up study include N=15. Please refer to the referenced citations for disclosures of such limitations.

ATLAS 37

ATLAS Trial Design Screening* Date of CR recurrence, UGN-102 DFS progression NCR • Suspected • Cystoscopy or death bladder • Cold cup biopsy cancer TURBT • Urine cytology 1:1 • Recurrence • CT urogram, retrograde Date of pyelogram, or CR recurrence, MRI TURBT DFS progression NCR or death TURBT -1 to -28 days Baseline 3 months ** EOS CR: Complete Response NCR: Non-Complete Response DFS: Disease-free Survival EOS: End of Study

ATLAS Study Endpoints Primary Endpoint (ITT): • Disease-free survival (DFS), defined as the time from randomization until the earliest date of any of the following events: üResidual disease at the 3-month assessment üRecurrence üProgression üDeath Key Secondary Endpoints: • Complete response rate (CRR) at 3-month visit • Duration of response (DOR), defined as the time from first documented CR until the earliest date of recurrence of low-grade disease, progression to high-grade disease, or death due to any cause (3-month CR analysis set) A limitation of this study is that enrollment was halted early to pursue an alternative development strategy after fewer than half of the planned number of patients had been enrolled rendering the trial underpowered to determine whether primary chemoablation with UGN-102 is statistically superior to TURBT monotherapy

ATLAS Demographics and Safety Profile • Treatment-emergent AEs were generally mild to moderate Demographics and baseline characteristics were well balanced • Similar safety profile to other between treatment arms studies of UGN-102 • Any treatment or procedure related serious TEAEs were comparable across both arms ‐ UGN-102 +/- TURBT: 1.4% ‐ TURBT Alone: 0.8% UroGen Data on File Overall summary of Demographics and AE’s can be referenced in the Appendix

ATLAS Scorecard Highlights Clinically Meaningful, Durable Results for UGN-102 Overall and Relative to TURBT

Analysis	Assessment	UGN-102 +/- TURBT vs TURBT Alone
Primary Endpoint of Disease-Free Survival (DFS)	✓	**72% vs. 50%** Probability of Disease-Free Survival (KM) at 15 months HR = 0.45 (55% Risk Reduction)
Complete Response Rate (CRR) at 3-months	✓	**65% vs. 64%** Similar CRR; offers a less invasive option to patients Reponses are durable
Duration of Response (DOR)	✓	**80% vs. 68%** Probability of Maintaining a Durable Response at 12 months post-CR (KM) HR=0.46 (54% Risk Reduction)
DOR in Recurrent Sub-group with 1-prior TURBT	✓	**66% vs. 40%** Probability of Maintaining a Durable Response at 12 months post-CR (KM) HR=0.34 (66% Risk Reduction)
Median Time of DFS	✓	**Not Reached vs 14.8 months**
Safety	✓	Comparable to profile observed in other studies

DFS: Disease-free survival; DOR: Duration of response; CRR: complete response rate; KM: Kaplan Meier; HR: Hazard Ratio; TURBT: trans urethral resection of bladder tumor

Prasad et al. JURol, 7Aug2023
UroGen Data on File
Source: Table 14.2.2.2.1a

UroGen Pharma

ATLAS DFS - 55% Reduction of Risk for Recurrence, Progression, or Death in the Intent to Treat Population in ATLAS H HR R: 0 : 0.4 .46 5 ( (0.2 0.29 4, 0.6 , 0.88 6) ) Prasad et al. JURol 7Aug2023 UroGen Data on File Source: Table 14.2.1.1a Kaplan-Meier Plot of Disease-Free Survival

ATLAS DOR - 54% Reduction of Risk for Recurrence, Progression, or Death in Patients Who had a 3-Month CR in ATLAS * HR: 0.46 (0.24, 0.86) *UGN Alone Subgroup of the UGN 102 +/- TURBT arm in ATLAS UroGen Data on File Source: Table 14.2.1.1a Kaplan-Meier Plot of Duration of Response in Complete Responders

ATLAS DOR - 66% Reduction of Risk for Recurrence, Progression, or Death in Recurrent Patients Who Received UGN-102 Alone in ATLAS * HR: 0.34 (0.15, 0.75) *UGN Alone Subgroup of the UGN 102 +/- TURBT arm in ATLAS UroGen Data on File Kaplan-Meier Plot of DOR in Complete Responders in the Recurrent Subgroup (ATLAS)

Summary of Disease-Free Survival: Significantly More Total Recurrence and Progression in TURBT Alone Arm UGN-102 +/- TURBT TURBT Alone (N = 140) / n (%) (N = 142) / n (%) Patients with Events, n (%) 37 (26.1) 55 (39.3) Recurrence of LG Disease 20 (14.1) 39 (27.9) Progression to HG Disease 17 (12.0) 15 (10.7) Death 0 1 (0.7) Patients Censored, n (%) 105 (73.9) 85 (60.7) Hazard Ratio (95% CI) 0.45 (0.29, 0.68) UroGen Data on File Source: Table 14.2.1.1 Full table in Appendix

Three-Month Complete Response Rates Were Similar Between Treatment Arms in ATLAS UGN-102 Alone TURBT Alone (N = 142) (N = 140) CRR CRR Response n (%) n (%) (95%CI) (95% CI) Complete Response 92 (64.8) 64.8% (56.3, 72.6) 89 (63.6) 63.6% (55.0, 71.5) Non-complete Response 50 (35.2) 51 (36.4) Residual Disease 26 (18.3) 22 (15.7) Progression to HG Disease 12 (8.5) 9 (6.4) Indeterminate 3 (2.1) 0 Missing 9 (6.3) 20 (14.3) Prasad et al. JURol, 7Aug2023 UroGen Data on File Source: Table 14.2.2.2.1a

Summary of Duration of Response in Complete Responders: Longer DOR with UGN-102 Alone UGN-102 Alone TURBT Alone (N = 92) / n (%) (N = 89) / n (%) Patients with Events, n (%) 18 (19.6) 24 (27.0) Recurrence of LG Disease 15 (16.3) 17 (19.1) Progression to HG Disease 3 (3.3) 6 (6.7) Death 0 1 (1.1) Patients Censored, n (%) 74 (80.4) 65 (73.0) Hazard Ratio (95% CI) 0.46 (0.24, 0.86) UroGen Data on File Source: Table 14.2.2.3.1a Full table in Appendix

UGN-102 Shows Substantial Reduction of Risk of Recurrence, Progression, or Death Across Multiple Patient Populations in ATLAS 1 0.45 (0.29, 0.68) ITT – All Patients Complete Responders – 0.46 (0.24, 0.86) UGN-102 Alone Recurrent Complete 0.34 (0.15, 0.75) 2 Responders – UGN-102 Alone 1. Intent to Treat population (all comers) 2. Recurrent subgroup with prior TURBT (comparable to ENVISION patient population) UroGen Data on File Various ATLAS 3-Month CR Rate Cohorts

UroGen is Poised to Transform the Way Bladder Cancer is #1 95% Treated UGN-102 may become the shared prescriber base first medicine approved ® with JELMYTO to treat LG-IR-NMIBC $3B+TAM $120M Compelling clinical private placement LG-IR-NMIBC market data package from 3 with experienced ripe for innovation trials and 565 patients biotech investors

ENVISION Trial Design Informed Consent and Screening Visit to Determine Eligibility (LG-IR-NMIBC and no evidence of HG disease based on cystoscopy, biopsy, and cytology) UGN-102 once-weekly for 6 weeks (total of 6 intravesical instillations) 3-month Visit Complete Response Non-complete Response (Primary Endpoint Assessment) Follow -up Period Cystoscopy, for cause biopsy, and urine cytology every 3 months for up to 24 Progression to months and every 6 months thereafter Residual disease HG disease to assess for recurrence or progression First recurrence or progression SOC according to SOC according to following CR or NCR treating physician treating physician SOC according to treating physician End of study visit End of study visit SOC: Standard of Care

ENVISION Single-Arm Study Description Primary endpoint: • Complete response rate (CRR) at 3-month visit Key Secondary endpoint: • Duration of Response (DOR), defined as time from first documented CR until the earliest date of: üRecurrence üProgression üDeath Patient Population: • Previously diagnosed Confidential

ENVISION Demographics and Safety Profile Demographics and baseline characteristics were reflective of • Treatment-emergent AEs were typical LG-IR-NMIBC patient generally mild to moderate population • Similar safety profile to other studies of UGN-102 UroGen Data on File Overall summary of Demographics and AE’s can be referenced in the Appendix

Standard of Care for HG-NMIBC CURRENT TREATMENT TURBT, BCG, Clinical trials, Radical Cystectomy * ANNUAL U.S. PATIENTS HIGH-GRADE ~18,700 BCG Unresponsive Issue: progression, CLINICAL TRIALS ONGOING metastasis & death IN BCG-REFRACTORY POPULATIONS Significant unmet need given low response rates and durability Goal is to avoid radical cystectomy (bladder removal) *SEER, AUA/SUO Joint Guidelines, Babjuk et al. European Urology (2019), Simon 2019, UGN-301 initial target patient population

Combining UGN-301 with UGN-201 (UGN-302) Shows Encouraging Activity as a Novel Agonist / Antagonist Immunotherapy Combination

TLR 7 (UGN-201): stimulates cytokines and T & B cells



Cytoplasm
TLR7
TLR8
Endosome
MyD88

Phase 1 & 2 human data suggest UGN-201 activity in human bladder cancer

Anti-CTLA4 (UGN-301): blocks "cancer masking" action of CTLA4



CTLA-4 ANTIBODY BLOCKS CTLA-4 SIGNALING
CTLA-4
B7-1, B7-2
CD28
Activated T-cell
Antigen Presenting Cell
MHC
TCR
Tumor antigen
IL-2 production
T-cell proliferation
Cytotoxic function
CTLA-4 expression

HG-NMIBC is responsive to immunomodulation as evident from experience with BCG

UGN-201 + UGN-301 = UGN-302: Non-clinical data suggest improved survival (murine) and decreased tumor size when **201** and a **CTLA4** inhibitor are combined



Percent survival
100
50
0
0
20
40
60
Days
**
#
Vehicle + Isotype (solution)
Vesimune +Isotype/RTGel
Vehicle+ aCTLA4/RTGel
Vesimune+ aCTLA4 /RTGel

Patinote (2020); Falke (2013), Arends (2015), Donin (2017); Donin (2016)

UroGen has made Significant Progress KEY ACCOMPLISHMENTS JELMYTO FDA approval and U.S. launch Announced positive topline data from Phase 3 Trials & held successful pre-NDA meeting with Strengthened balance sheet FDA for UGN-102 in LG-IR- via $120 million private NIMBC placement Advanced Immuno-Oncology program resulting in multi- arm Phase I clinical trial Announced next-generation novel mitomycin-based formulation UGN- 103 and medac GmbH licensing agreement with potential IP protection until 2041

Growing Body of Evidence that Nephrostomy Tube Administration of JELMYTO is Efficient for Doctors and Favorable Safety Profile

ANTEGRADE ADMINISTRATION

Minimizes manipulation of the ureter during treatment which may limit stricture formation associated with repeated instrumentation of the upper urinary tract

May be performed by trained nursing professionals under **clean rather than sterile conditions**

Does not require fluoroscopy after a nephrostogram confirms placement at the first instillation

Retrospective analyses of real-world data support benefits of antegrade administration, making it an attractive alternative to retrograde administration[1,2,3]

1. Murray K, et al. J Urol. 2022 Feb 7;101097JU;
2. Rose K, et al. J Urol. 2022 May 1; doi.org/10.1097/JU.0000000000002643.06
3. Rose K, et al. BJUI. 2022 Oct 26; DOI: 10.1111/bju.15925

UroGen Pharma